SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Please mark your votes like this FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. 1. To elect two members to our Board of Directors to serve as Class I directors, each for a term of three years. 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2010. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. NOMINEES: (01) Joseph M. Cianciolo (02) Peter Roy Signature Signature Date , 20 . Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: United Natural Foods, Inc. As a stockholder of United Natural Foods, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on January 12, 2010. FOR AGAINST ABSTAIN 3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting. Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. VOTE BY INTERNET OR TELEPHONE QUICK EASY IMMEDIATE OR OR PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held January 13, 2010 The Proxy Statement and our 2009 Annual Report to Stockholders are available at: http://www.cstproxy.com/unfi/2010 FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS United Natural Foods, Inc. The undersigned consitutes and appoints each of Steven L. Spinner and Mark E. Shamber as proxies, each with the power to appoint his substitute, and authorizes each of Steven L. Spinner and Mark E. Shamber to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of United Natural Foods, Inc. held of record by the undersigned at the close of business on November 17, 2009 at the annual meeting of Stockholders of United Natural Foods, Inc. to be held at our corporate headquarters located at 313 Iron Horse Way, Providence, Rhode Island 02908, at 10:00 AM local time on January 13, 2010 or at any adjournment thereof. (Continued, and to be marked, dated and signed, on the other side)